Exhibit 1.1

13,636,364 shares

AST SpaceMobile, Inc.

Class A common stock, par value $0.0001 per share

UNDERWRITING AGREEMENT

November 29, 2022

B. Riley Securities, Inc.

As Representative of the several

Underwriters named in Schedule I attached hereto,

c/o B. Riley Securities, Inc.

299 Park Avenue, 21st Floor

New York, NY 10171

Ladies and Gentlemen:

AST SpaceMobile, Inc., a Delaware corporation (the “Company”), proposes to sell 13,636,364 shares (the “Firm Stock”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”). In addition, the Company proposes to grant to the underwriters named in Schedule I (the “Underwriters”) attached to this agreement (this “Agreement”) an option to purchase up to 2,045,454 additional shares of Common Stock on the terms set forth in Section 2 (the “Option Stock”). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock”. This Agreement is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters. In the event that only one Underwriter is listed in Schedule I hereto, any references to the “Underwriters” shall be deemed to refer to the sole Underwriter in the singular form listed in such Schedule I to this Agreement.

1. Representations, Warranties and Agreements of the Company and the Operating LLC. Each of the Company and AST & Science, LLC (the “Operating LLC”) represents, warrants and agrees that:

(a) A registration statement on Form S-3 (File No. 333-268087) relating to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Company to you as the representative (the “Representative”) of the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 8:20 P.M. (New York City time) on November 29, 2022;

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(ii) “Effective Date” means the applicable effective date and time of such registration statement and any post-effective amendment thereto in accordance with the rules and regulations under the Securities Act;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Stock;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto, if any, and each Issuer Free Writing Prospectus filed or used by the Company at or before the Applicable Time, other than a road show, that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the final prospectus relating to the Stock, including any prospectus supplement thereto related to the Stock, as filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date;

(viii) “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act or Rule 163B under the Securities Act; and

(ix) “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

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(b) From the time of initial filing of the Registration Statement to the Commission through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(c) The Company (i) has not engaged in any Testing-the-Waters Communication and (ii) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications.

(d) The Company is an “ineligible issuer” (as defined in Rule 405 under the Securities Act). The Company has not, directly or indirectly, prepared, used or referred to, and will not prepare, use or refer to, any “free writing prospectus” (as defined under Rule 405 under the Securities Act).

(e) The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date (as defined below), and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(f) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

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(g) The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(h) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package made in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(j) The Company has not distributed and will not distribute, prior to any Delivery Date and completion of the distribution of the Stock, any offering material in connection with the offering and sale of the Stock other than the Preliminary Prospectus and Prospectus.

(k) None of the Company, the Operating LLC or any of their respective subsidiaries has sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus and other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially interfere with or delay the consummation of the transactions contemplated by this Agreement. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been (A) any change in the capital stock (other than as a result of (i) the exercise, if any, of stock options or the award, if any, of stock options or restricted stock in the ordinary course of business pursuant to the Company’s equity plans that are described in the Prospectus or (ii) the issuance, if any, of stock upon conversion of the Company’s securities as described in the Prospectus or upon redemption of membership interests of the Operating LLC for Common Stock of the Company pursuant to the Company’s equity plans or compensation agreements that are described in the Prospectus), partnership interests or membership interests, (B) any change in the long-term debt of the Company, the Operating LLC or any of their respective subsidiaries, other than as incurred in the ordinary course of business, (C) any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, condition (financial or otherwise), management, stockholders’ equity (or partners’ interests or members’ interests), earnings, business or properties of the Company, the Operating LLC and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (D) any dividend or distribution of any kind declared, paid or made by the Company or the Operating LLC, in each case other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

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(l) Each of the Company, the Operating LLC and each of their respective subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the respective businesses of the Company, the Operating LLC and their respective subsidiaries, in each case free and clear of all liens, encumbrances and defects except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, the Operating LLC or any of their respective subsidiaries; and any real property and buildings held under lease by the Company, the Operating LLC or any of their respective subsidiaries are held by them under valid, subsisting and enforceable leases or subleases with such limitations on the Company, the Operating LLC or their respective subsidiaries as are not material and do not materially interfere with the use made and proposed to be made of such leased real property by the Company, the Operating LLC or any of their respective subsidiaries.

(m) Each of the Company, the Operating LLC and their respective subsidiaries has been duly incorporated or organized, is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of its respective jurisdiction of incorporation or organization, with the requisite power and authority to enter into and perform its obligations under this Agreement, own its properties and conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation or other business entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction except where the failure to be so qualified would not (i) have, individually or in the aggregate, a material adverse effect on the financial condition, management, earnings, business or properties of the Company, the Operating LLC and their respective subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated by this Agreement (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a “Material Adverse Effect”).

(n) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and were issued in compliance in all material respects with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and were issued in compliance in all material respects with federal and state securities laws. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of, or other equity interests in, each subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned directly or indirectly by the Company, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity.

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(o) With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company, the Operating LLC and their respective subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company, the Operating LLC or their respective subsidiaries (or, in each case, a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Nasdaq Global Select Market and any other exchange on which Company securities are traded, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinating the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(p) The Stock has been duly and validly authorized and, when the Stock is issued and delivered against payment therefor as provided herein, such Stock will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no (i) preemptive rights or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of, any equity securities of the Company, the Operating LLC or any of their respective subsidiaries or (ii) outstanding options or warrants to purchase any securities of the Company, the Operating LLC or any of their respective subsidiaries. Neither the filing of the Registration Statement nor the offering or sale of the Stock as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company, and the issuance of the Stock is not subject to any preemptive or similar rights, except, in each case, such rights as have been waived or satisfied.

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(r) (i) The issuance and sale of the Stock by the Company and (ii) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the Pricing Disclosure Package and the Prospectus (including the issuance and sale of the Stock, the use of the proceeds from the sale of the Stock as described therein under the caption “Use of Proceeds”) do not and will not, whether with or without the giving of notice or passage of time or both, (A) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company, the Operating LLC or any of their respective subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, or other agreement or instrument to which the Company, the Operating LLC or any of their respective subsidiaries is a party or by which the Company, the Operating LLC or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, the Operating LLC or any of their respective subsidiaries is subject, (B) result in any violation of the provisions of the articles of incorporation or by-laws (or similar organizational documents) of the Company, the Operating LLC or any of their respective subsidiaries, or (C) result in the violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Operating LLC, any of their respective subsidiaries or any of their respective properties, except, with respect to clauses (A) and (C), such conflicts or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body having jurisdiction over the Company, the Operating LLC, any of their respective subsidiaries or any of their respective properties is required for the issue and sale of the Stock, the consummation by the Company of the transactions contemplated by this Agreement or the use of the proceeds from the sale of the Stock as described therein under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus except (i) the registration under the Securities Act of the Stock, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the terms and arrangements herein, (ii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Stock by the Underwriters, (iii) any such consents, approvals, authorizations, registrations or qualifications of which failure to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iv) for which a waiver has been obtained from the appropriate party or parties.

(s) None of the Company, the Operating LLC or any of their subsidiaries is (i) in violation of its articles of incorporation or by-laws (or similar organizational documents), (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental agency or body having jurisdiction over the Company, the Operating LLC, any of their subsidiaries or any of their respective properties, assets or operations, except for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(t) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement (including but not limited to the issuance and sale of the Stock and the use of proceeds from the sale of the Stock as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds”) have been duly and validly authorized by all necessary corporate action on the part of the Company and this Agreement has been duly executed and delivered by the Company and the Operating LLC.

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(u) The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of Securities—Common Stock” and “Material United States Tax Consequences To Non—U.S. Holders of Class A Common Stock” insofar as such statements purport to constitute summaries of the terms of the statutes, rules or regulations, legal or governmental proceedings, agreements or documents referred to therein, are accurate summaries of the terms of such statutes, rules or regulations, legal or governmental proceedings, agreements or documents, in all material respects. All agreements expressly referenced in the Registration Statement, the Pricing Disclosure Package and the Prospectus between the Company, the Operating LLC or any of their respective subsidiaries, on the one hand, and any other party, on the other hand, are legal, valid and binding obligations of the Company, the Operating LLC or the relevant subsidiary and such other party, enforceable against the Company, the Operating LLC or the relevant subsidiary and such other party in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general equitable principles and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company, the Operating LLC or any of their respective subsidiaries has sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to, described in or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus or filed as an exhibit Registration Statement.

(v) The Company, the Operating LLC and their respective subsidiaries have filed or caused to be filed with the appropriate governmental entities all forms, statements, reports, and documents (including all exhibits, amendments, and supplements thereto) (each, a “Filing”) required to be filed by it with respect to the respective businesses of the Company, the Operating LLC and their respective subsidiaries and each of their facilities under all applicable laws and the respective rules and regulations thereunder, all of which complied in all respects with all applicable requirements of the appropriate law and rules and regulations thereunder in effect on the date each such Filing was made, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company, the Operating LLC and their respective subsidiaries (i) hold all licenses, registrations, certificates and permits from governmental authorities (collectively, “Governmental Licenses”) which are necessary to the conduct of the business now operated by them, except for such Governmental Licenses the failure of which to hold would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) are in compliance with the terms and conditions of all Governmental Licenses, and all Governmental Licenses are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iii) have not received any written notice of proceedings relating to the revocation or modification of any Governmental License.

(w) Each of the Company, the Operating LLC and their respective subsidiaries has filed all material U.S. federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due, except for any such taxes being contested in good faith or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, and for which an adequate reserve or accrual has been established in accordance with U.S. generally accepted principles of accounting (“GAAP”).

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(x) Each of the Company, the Operating LLC and their respective subsidiaries own or have a valid and enforceable right to use all intellectual property rights, including in or with respect to patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names, and other source indicators, copyrights and copyrightable works, inventions, software, source code, databases, technology, proprietary know-how, and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures) (including all goodwill associated with, and all registrations of and applications for, the foregoing) (collectively, “Intellectual Property”), used or held for use in, or otherwise necessary to the conduct of their respective businesses as currently conducted, except where the failure to own or have the right to use any of the foregoing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Intellectual Property owned, whether exclusively or jointly with a third party, by the Company, the Operating LLC and their respective subsidiaries has not been adjudged invalid or unenforceable by a court of competent jurisdiction or applicable government agency, in whole or in part, and is owned free and clear of all liens, encumbrances, claims, and defects, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The registered Intellectual Property owned by the Company, the Operating LLC and each of their respective subsidiaries is subsisting and, to the Company’s knowledge, valid and enforceable, and there is no pending or threatened action, suit, proceeding or claim by others challenging the ownership, validity, scope or enforceability of, or any rights of the Company, the Operating LLC or any of their respective subsidiaries in, any such Intellectual Property, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company’s, the Operating LLC’s and their respective subsidiaries’ conduct of their respective businesses do not infringe, misappropriate or otherwise violate, and have not infringed, misappropriated or otherwise violated, any Intellectual Property of any other person except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no person or entity has infringed, misappropriated or otherwise violated, any Intellectual Property owned by or exclusively licensed to the Company, the Operating LLC or any of their respective subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has no knowledge of any claim alleging the infringement, misappropriation or other violation of any Intellectual Property of any other person by the Company, the Operating LLC or any of their respective subsidiaries, which infringement, misappropriation or other violation if the subject of an unfavorable decision, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company, the Operating LLC and their respective subsidiaries use, and have used, commercially reasonable efforts in accordance with customary industry practice to appropriately protect, maintain and safeguard the confidentiality of all material trade secrets with the execution of customary nondisclosure and confidentiality agreements. To the knowledge of the Company, no such Intellectual Property has been disclosed other than to employees, representatives, contractors and agents of the Company, the Operating LLC or any of their respective subsidiaries or other parties, all of whom are bound by written confidentiality agreements. Each employee or contractor who has developed material Intellectual Property on behalf of the Company, the Operating LLC or any of their respective subsidiaries has executed a valid and enforceable invention assignment agreement whereby such employee or contractor presently assigns all of his or her right, title and interest in and to such material Intellectual Property, giving the Company, the Operating LLC and their respective subsidiaries sole and exclusive ownership of the Intellectual Property developed by such person in connection with his or her employment or engagement, as applicable, with the Company, the Operating LLC or their respective subsidiaries. To the Company’s knowledge, neither the Company nor the Operating LLC is in breach or violation nor has received written notice of any asserted or threatened claim of any breach or anticipated breach or violation by any other person to any such agreement.

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(y) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries use and have used any and all software and other materials distributed under a “free,” “open source” or similar licensing model (including, but not limited to, the MIT License, Apache License, GNU General Public License, GNU Lesser General Public License and GNU Affero General Public License) (collectively, “Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (ii) neither the Company nor any of its subsidiaries uses or distributes or has used or distributed any Open Source Software in any manner that requires (A) the Company or any of its subsidiaries to permit reverse engineering of any software code or other technology owned by the Company or any of its subsidiaries or (B) any software code or other technology owned by the Company or any of its subsidiaries to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.

(z) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company, the Operating LLC and their respective subsidiaries’ respective information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, data (including confidential information, trade secrets or other data of the Company, the Operating LLC or any of their respective subsidiaries or their respective users, customers, employees, suppliers, vendors, personal data and any third party data maintained by or on behalf of them) and databases (collectively, “IT Systems and Data”) are adequate for, and operate and perform as required in connection with the operation of the business of the Company, the Operating LLC and their respective subsidiaries as currently conducted, and (ii) to the Company’s knowledge such IT Systems and Data are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Each of the Company, the Operating LLC and their respective subsidiaries have complied, and are presently in compliance with, all applicable laws, statutes or any judgment, order, rule or regulation of any court or arbitrator or other governmental or regulatory authority, and all industry guidelines, standards, internal and external policies, contractual obligations and any other legal obligations, in each case, relating to the privacy and security of IT Systems and Data, and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification and the collection, use, transfer, processing, import, export, storage, protection, disposal and disclosure of Data (collectively, the “Data Security Obligations”), except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Each of the Company, the Operating LLC and their respective subsidiaries have used reasonable efforts to establish and maintain, and have established, implemented and maintained, and comply with, reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and backup and disaster recovery procedures, consistent with reasonable industry standards and practices, that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any IT Systems and Data (“Breach”). (A) There have been no material Breaches, violations, outages, or unauthorized uses of or accesses to any IT Systems and Data used in connection with the operation of the Company’s, the Operating LLC’s and their respective subsidiaries’ businesses, and (B) each of the Company, the Operating LLC and their respective subsidiaries have not received written notification of, and have no knowledge of, any event or condition that would reasonably be expected to result in, a material Breach to their IT Systems and Data. None the Company, the Operating LLC or any of their respective subsidiaries has received any written notification of or complaint alleging material non-compliance with any Data Security Obligation by the Company, the Operating LLC or any of their respective subsidiaries, and there is no action, suit or proceeding by or before any court or governmental agency, authority or body, pending or, to the Company’s knowledge, threatened, alleging material non-compliance with any Data Security Obligation by the Company, the Operating LLC or any of their respective subsidiaries.

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(aa) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical, industry-related and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are based on or derived from sources that are not reliable and accurate in all material respects.

(bb) Except, in each case, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have liability (each a “Plan”) is in compliance in all material respects with all applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (as defined in Section 4043 of ERISA) has occurred for which the Company or any member of its Controlled Group would have any material liability; and (B) neither the Company nor any member of its Controlled Group has incurred or expects to incur material liability under Title IV of ERISA (other than for contributions to the Plan or premiums payable to the Pension Benefit Guaranty Corporation, in each case in the ordinary course and without default); (iii) no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has failed to satisfy the minimum funding standard within the meaning of such sections of the Code or ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(cc) Except as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect on the Company, the Operating LLC and their respective subsidiaries, taken as a whole, (i) each of the Company, the Operating LLC and their respective subsidiaries (v) are and have been in compliance with any and all applicable foreign, federal, state and local laws (including common laws), rules, regulations, requirements, decisions, orders, decrees and consents relating to the protection of the environment or natural resources, pollution, hazardous or toxic substances, wastes, pollutants, chemicals or contaminants, including petroleum or petroleum products, asbestos or mold (“Hazardous Materials”) or human health and safety (collectively, “Environmental Laws”), (w) have received all permits, regulatory licenses or other approvals required of them under applicable Environmental Laws (“Environmental Permits”) to conduct their respective businesses, (x) are and have been in compliance with all terms and conditions of any such Environmental Permit, (y) are not conducting or paying for any investigation, remediation or corrective action at any location pursuant to any Environmental Law and (z) have not received notice of any actual or potential violation, liability or obligation, and there are no pending or to the Company’s knowledge, threatened complaint, action, suit, proceeding, investigation or claim, under or relating to Environmental Laws or Environmental Permits, including with respect to Hazardous Materials, and have no knowledge of any event or condition that would reasonably be expected to result in such notice, complaint, action, suit, proceeding, investigation or claim and (ii) there are no costs, obligations, liabilities or constraints on operating activities associated with or arising under Environmental Laws or Environmental Permits of or relating to the Company, the Operating LLC or their respective subsidiaries.

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(dd) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings pending, or to the knowledge of the Company, threatened against the Company, the Operating LLC or their respective subsidiaries under Environmental Laws in which a government authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $300,000 or more will be imposed, and (b) the Company is not aware of any facts or issues regarding compliance with Environmental Laws or other obligations under Environmental Laws, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company, the Operating LLC and their respective subsidiaries relating to any Environmental Laws.

(ee) Neither the Company nor any subsidiary is in violation of or has received written notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(ff) Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company’s or the Operating LLC’s respective subsidiaries is prohibited or restricted, directly or indirectly, from paying dividends to the Company, the Operating LLC or any other subsidiary of the Company or the Operating LLC, or from making any other distribution with respect to the Operating LLC’s or such subsidiary’s equity securities or from repaying to the Company, the Operating LLC or any other subsidiary of the Company or the Operating LLC any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company, the Operating LLC or any other subsidiary of the Company or the Operating LLC or from transferring any property or assets to the Company or the Operating LLC or to any other subsidiary of the Company or the Operating LLC.

(gg) The requisite notification for listing, subject to official notice of issuance, on The Nasdaq Global Select Market (“Nasdaq”), will be provided concurrently with the execution of this Agreement, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock (including the Stock) on Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing.

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(hh) There are no material related-party transactions involving the Company, the Operating LLC or their respective subsidiaries or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus which have not been described in such documents as required.

(ii) No material labor disturbance by or material dispute with employees of the Company, the Operating LLC or any of their respective subsidiaries exists or, to the knowledge of the Company, is threatened.

(jj) None of the Company, the Operating LLC or any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company, the Operating LLC or any of their respective subsidiaries or, except as disclosed in the Pricing Disclosure Package, any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Stock.

(kk) Other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal or governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings pending to which the Company, the Operating LLC or any of their respective subsidiaries or any officer or director of the Company or the Operating LLC (solely in their capacity as such), is a party or of which any property of the Company, the Operating LLC or any of their respective subsidiaries or any officer or director of the Company or the Operating LLC, is the subject which, if determined adversely to the Company, the Operating or any of their respective subsidiaries (or such officer or director solely in their capacity as such), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(ll) There are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Stock.

(mm) The Company is not and, upon the issuance and sale of the Stock and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Use of Proceeds,” will not be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

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(nn) The financial statements, together with related notes and schedules, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position and the results of operations and cash flows of the entities purported to be shown thereby, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with GAAP, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The pro forma financial statements, if any, or data included in the Registration Statement or the Prospectus, if any, comply with the applicable requirements of the Securities Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company. Any non-GAAP financial measure (as such term is defined by the rules and regulations of the Commission), contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company or its predecessors for accounting purposes, fairly presents in all material respect the information purported to be shown thereby and complies in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. As of the date of the most recent financial statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company, the Operating LLC and their respective subsidiaries do not have any material liabilities or obligations, direct or contingent, not disclosed in Registration Statement, the Pricing Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not included as required.

(oo) The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus are independent public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (the “PCAOB”).

(pp) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications, in each case to the extent applicable to the Company.

(qq) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that (i) complies with the requirements of the Exchange Act, (ii) has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and (iii) is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

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(rr) Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company, the Operating LLC and their respective subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(ss) Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by KPMG LLP and the Audit Committee of the Company’s board of Directors, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect the adequacy of internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(tt) [Reserved]

(uu) None of the Company, the Operating LLC, any of their respective subsidiaries or any of their respective directors or officers or, to the knowledge of the Company, any agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Operating LLC or any of their respective subsidiaries has (i) made any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom or any other anti-corruption or anti-bribery law of the various jurisdictions in which the Company, the Operating LLC and their respective subsidiaries conduct business; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Each of the Company, the Operating LLC and their respective subsidiaries have instituted, and maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(vv) The operations of the Company, the Operating LLC and their respective subsidiaries are and have been conducted at all times in compliance with the requirements of applicable anti-money laundering laws, including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the Company, the Operating LLC and their respective subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Operating LLC or any of their respective subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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(ww) None of the Company, the Operating LLC, any of their respective subsidiaries, any of their respective directors or officers, or, to the knowledge of the Company, any agent, employee or affiliate or any other person associated with or acting on behalf of the Company, the Operating LLC or any of their respective subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury, the Bureau of Industry and Security (“BIS”), or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person,” the European Union or any European Union member state, HM’s Treasury, the United Nations Security Council, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, the Operating LLC or any of their respective subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions (as of the date of this Agreement, the Crimea, so-called Donetsk People’s Republic, Kherson, and so-called Luhansk People’s Republic, and Zaporizhzhia regions of Ukraine, Cuba, Iran, North Korea and Syria each, a “Sanctioned Jurisdiction”), and the Company will not directly or indirectly use the proceeds of the offering of the Stock hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (ii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; neither the Company, the Operating LLC nor any of their respective subsidiaries is knowingly engaged in, or has, at any time in the past five years, knowingly engaged in, any dealings or transactions with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction; each of the Company, the Operating LLC and their respective subsidiaries have instituted, and maintain, policies and procedures designed to promote and achieve continued compliance with Sanctions; or applicable export control laws and regulations administered by BIS or other relevant authorities, including the Export Administration Regulations (collectively, “Export Controls”).

(xx) Each of the Company, the Operating LLC and their respective subsidiaries carry, or are covered by, insurance, from financially sound and reputable insurers, in such amounts and covering such risks as are prudent and customary in the Company’s reasonable opinion taking into account their respective businesses and the value of their respective properties and as is generally deemed adequate and customary for companies engaged in similar businesses; and the Company has no reason to believe that it, the Operating LLC or any of their respective subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(yy) Neither the Company nor, to the Company’s knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock in violation of Regulation M of the Exchange Act.

(zz) There are no contracts or other documents that are required by the Securities Act to be described in the Prospectus or filed as exhibits to the Registration Statement, or that are required by the Exchange Act to be filed as exhibits to a document incorporated by reference into the Prospectus, that have not been so described in the Prospectus or filed as exhibits to the Registration Statement or such incorporated document.

(aaa) The interactive data in the eXtensible Business Reporting Language included as an exhibit to the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(bbb) The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(ccc) No forward looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package, the Prospectus or any “road show” has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ddd) [Reserved]

(eee) [Reserved]

(fff) [Reserved]

(ggg) This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(hhh) The Marketing Materials (as defined herein) did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Any certificate signed by any officer of the Company or the Operating LLC and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company or the Operating LLC, as applicable, as to matters covered thereby, to each Underwriter.

2. Purchase of the Stock by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell 13,636,364 shares of the Firm Stock to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter’s name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representative may determine.

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In addition, the Company grants to the Underwriters an option to purchase up to 2,045,454 additional shares of Option Stock. Such option is exercisable in the event that the Underwriters sell more shares of Common Stock than the number of shares of Firm Stock in the offering and as set forth in Section 4 hereof. Any such election to purchase Option Stock shall be made in proportion to the maximum number of shares of Option Stock to be sold by the Company. Each Underwriter agrees, severally and not jointly, to purchase the number of shares of Option Stock (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of shares of Option Stock to be sold on such Delivery Date as the number of shares of Firm Stock set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.

The purchase price payable by the Underwriters for both the Firm Stock and any Option Stock is $5.115 per share.

The Company is not obligated to deliver any of the Firm Stock or Option Stock to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

3. Offering of Stock by the Underwriters. Upon authorization by the Representative of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at 9:00 A.M., New York City time, on December 2, 2022 or at such other date or place as shall be determined by agreement between the Representative and the Company. This date and time are sometimes referred to as the “Initial Delivery Date”. Delivery of the Firm Stock shall be made to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Firm Stock being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Firm Stock through the facilities of DTC unless the Representative shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representative; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representative, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the options shall have been exercised. Each date and time the shares of Option Stock are delivered is sometimes referred to as an “Option Stock Delivery Date”, and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a “Delivery Date”.

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Delivery of the Option Stock by the Company and payment for the Option Stock by the several Underwriters through the Representative shall be made at 9:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Company. On each Option Stock Delivery Date, the Company shall deliver, or cause to be delivered, the Option Stock, to the Representative for the account of each Underwriter, against payment by the several Underwriters through the Representative and of the respective aggregate purchase prices of the Option Stock being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Stock through the facilities of DTC unless the Representative shall otherwise instruct.

5. Further Agreements of the Company and the Underwriters. (a) The Company agrees:

(i) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, or any notice from the Commission objecting to the use of the form of Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

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(ii) To furnish promptly to each of the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, and (C) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, to notify the Representative and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

(iv) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission.

(v) Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing.

(vi) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.

(vii) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representative and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

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(viii) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representative an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(ix) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided, that in connection therewith the Company shall not be required to (A) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction, or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x) For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (other than the issuance of Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights not issued under one of those plans, including for the avoidance of doubt, the issuance of Common Stock upon redemption of membership interests in the Operating LLC so long as such issuance is not in violation of a Lock-Up Agreement (as defined below)), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than any registration statement on Form S-8), or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of B. Riley Securities, Inc., on behalf of the Underwriters, and to cause each officer, director and stockholder of the Company set forth on Schedule II hereto to furnish to the Representative, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); except that this paragraph shall not prohibit discussions and negotiations of equity financings by the Company involving the sale of Common Stock, or securities convertible into or exchangeable into Common Stock to one or more strategic investors, provided that the Company may not enter into any definitive agreements with respect thereto or make any public announcements with respect thereto, without prior written consent of the Representative, and provided further that such Common Stock or other securities may not be resold by the purchaser thereof or require the approval of stockholders of the Company at any time prior to the completion of the 90 day lock-up period.

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(xi) To apply the net proceeds from the sale of the Stock being sold by the Company substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds.”

(xii) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act.

(xiii) If the Company elects to rely upon Rule 462(b) under the Securities Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and to at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement.

(xiv) To promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) the time when a prospectus relating to the offering or sale of the Stock or any other securities relating thereto is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (B) completion of the Lock-Up Period.

(xv) To, along with its affiliates, not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(xvi) To do and perform all things reasonably required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Stock.

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6. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (f) any required review by the FINRA of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters in an amount that is not greater than $15,000); (g) the listing of the Stock on The Nasdaq Global Select Market and/or any other exchange; (h) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Stock including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show; (j) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; and (k) all regulatory and stock exchange filing fees and the costs and charges of any transfer agent, warrant agent, registrar, custodian or depositary; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Operating LLC contained herein, to the performance by the Company and the Operating LLC obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

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(c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Sullivan & Cromwell LLP shall have furnished to the Representative its written opinion and negative assurance letter, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative.

(e) The Representative shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion and negative assurance letter, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f) At the time of execution of this Agreement, the Representative shall have received from KPMG LLP a letter, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g) At the time of execution of this Agreement, the Representative shall have received from BDO USA, LLP a letter, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

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(h) With respect to the letters of KPMG LLP and BDO USA, LLP referred to in the Section 7(f) and Section 7(g) and delivered to the Representative concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Representative a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(i) The Company and the Operating LLC shall have furnished to the Representative a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer as to such matters as the Representative may reasonably request, including, without limitation, a statement:

(i) That the representations, warranties and agreements of the Company and the Operating LLC in Section 1 are true and correct on and as of such Delivery Date, and the Company and the Operating LLC have complied with all their agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii) That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;

(iii) That they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(iv) To the effect of Section 7(j) (provided that no representation with respect to the judgment of the Representative need be made).

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(j) None of the Company, the Operating LLC or any of their respective subsidiaries has sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus, the effect of which is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been (A) any change in the capital stock (other than as a result of (i) the exercise, if any, of stock options or the award, if any, of stock options or restricted stock in the ordinary course of business pursuant to the Company’s equity plans that are described in the Prospectus or (ii) the issuance, if any, of stock upon conversion of the Company’s securities as described in the Prospectus), partnership interests or membership interests, (B) any change in the long-term debt of the Company, the Operating LLC or any of their respective subsidiaries, other than as incurred in the ordinary course of business, (C) any adverse change, or any development involving a prospective adverse change in or affecting the general affairs, condition (financial or otherwise), management, stockholders’ equity (or partners’ interests or members’ interests), earnings, business or properties of the Company, the Operating LLC and their respective subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (D) any dividend or distribution of any kind declared, paid or made by the Company or the Operating LLC, in each case other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the effect of which, in any such case described in clauses (A), (B), (C) or (D), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on The Nasdaq Global Select Market, or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis, either within or outside the United States, in each case as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

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(l) The Nasdaq Global Select Market shall have approved the Stock for listing, subject only to official notice of issuance.

(m) The Lock-Up Agreements between the Representative and the officers, directors and stockholders of the Company set forth on Schedule II, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(n) On or prior to each Delivery Date, the Company shall have furnished to the Underwriters such further certificates and documents as the Representative may reasonably request.

(o) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

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8. Indemnification and Contribution.

(a) The Company hereby agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter, or (D) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, or any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or any Marketing Materials, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any affiliate, director, officer, employee or controlling person of that Underwriter.

(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

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(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

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(d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Stock, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Stock exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

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(e) The Underwriters severally confirm and the Company acknowledges and agrees that the concession and reallowance figures and the paragraphs relating to stabilization by the Underwriters appearing under the caption “Underwriting—Price Stabilization, Short Positions, Penalty Bids and Market Making” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

9. Defaulting Underwriters.

(a) If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Stock that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Stock by the non-defaulting Underwriters or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Stock, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Stock on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Stock, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Stock, either the non-defaulting Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter,” unless the context requires otherwise, includes any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Stock that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of shares of the Stock that remains unpurchased does not exceed one-eleventh of the total number of shares of all the Stock, then the Company shall have the right to require each non-defaulting Underwriter to purchase the total number of shares of Stock that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of shares of Stock that such Underwriter agreed to purchase hereunder) of the Stock of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of shares of Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

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(c) If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of shares of Stock that remains unpurchased exceeds one-eleventh of the total number of shares of all the Stock, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representative by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(j) and 7(k) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

11. Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

12. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

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13. No Fiduciary Duty. Each of the Company and the Operating LLC acknowledges and agrees that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, the Operating LLC and any other person, on the one hand, and the Underwriters, on the other hand, exists; (b) the Underwriters are not acting as advisors, expert or otherwise and are not providing a recommendation or investment advice, to the Company or the Operating LLC, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Operating LLC, on the one hand, and the Underwriters, on the other hand, is entirely and solely commercial, based on arms-length negotiations and, as such, not intended for use by any individual for personal, family or household purposes; (c) any duties and obligations that the Underwriters may have to the Company or the Operating LLC shall be limited to those duties and obligations specifically stated herein; (d) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Operating LLC; and (e) does not constitute a solicitation of any action by the Underwriters. Each of the Company and the Operating LLC hereby (x) waives any claims that the Company or the Operating LLC may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering and (y) agree that none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person. Each of the Company and the Operating LLC has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to B. Riley Securities, Inc., 299 Park Avenue, 21st Floor, New York, NY 10171, Attention: General Counsel (Fax: (310) 966-1448); and

(b) if to the Company or the Operating LLC, shall be delivered or sent by mail or any standard form of telecommunication to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Email: legal@ast-science.com).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by B. Riley Securities, Inc.

34

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Operating LLC, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Operating LLC contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, rights of contributions, representations, warranties and agreements of the Company, the Operating LLC and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

18. Governing Law. This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

19. Waiver of Jury Trial. The Company, the Operating LLC and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Delivery of an executed Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

21. [Reserved]

22. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

35

If the foregoing correctly sets forth the agreement among the Company, the Operating LLC and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

AST SpaceMobile, Inc.

By:	/s/ Sean R. Wallace
Name:	Sean R. Wallace
Title:	Chief Financial Officer

AST & Science, LLC

By:	/s/ Sean R. Wallace
Name:	Sean R. Wallace
Title:	Chief Financial Officer

[Signature Page to Underwriting Agreement]

36

Accepted:

B. Riley Securities, Inc.

For itself as Representative

and the several Underwriters named

in Schedule I hereto

B. Riley Securities, Inc.

By:	/s/ Jimmy Baker
Name:	Jimmy Baker
Title:	President, Head of Capital Markets

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Shares of Firm Stock	Number of Shares of Option Stock
B. Riley Securities, Inc.	13,636,364	2,045,454
Total	13,636,364	2,045,454

SCHEDULE II

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Abel Avellan

Tareq Amin

Adriana Cisneros

Alexander Coleman

Luke Ibbetson

Edward Knapp

Hiroshi Mikitani

Ronald Rubin

Richard Sarnoff

Julio A. Torres

Officers

Abel Avellan

Sean R. Wallace

Brian Heller

Stockholders

Rakuten Mobile, Inc.

Rakuten Mobile USA Service Inc.

Invesat LLC

Vodafone Ventures Limited

ATC TRS II LLC

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

1. Public offering price: $5.50 per share

2. Number of Firm Shares offered: 13,636,364

3. Number of Option Shares offered: 2,045,454

SCHEDULE IV

ISSUER FREE WRITING PROSPECTUSES – ROAD SHOW MATERIALS

None.

SCHEDULE V

ISSUER FREE WRITING PROSPECTUS

None.

EXHIBIT A

LOCK-UP LETTER AGREEMENT

[●], 2022

B. Riley Securities, Inc.
As Representative of the several
Underwriters named in Schedule I attached to the Underwriting Agreement,

c/o B. Riley Securities, Inc.

299 Park Avenue, 21st Floor

New York, NY 10171

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Class A Common Stock, par value $0.0001 per share (the “Common Stock”), of AST SpaceMobile, Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Stock to the public (the “Offering”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Underwriting Agreement. In the event that only one Underwriter is listed in Schedule I to the Underwriting Agreement, any references to the “Underwriters” shall be deemed to refer to the sole Underwriter in the singular form listed in such Schedule I to the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of B. Riley Securities, Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company (other than any registration on Form S-8), or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (such 90-day period, the “Lock-Up Period”).

Exhibit A-1

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of Common Stock or any other securities of the Company even if such Common Stock or other securities of the Company would be disposed of by someone other than the undersigned, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any Common Stock, or any other security of the Company that includes, relates to, or derives any significant part of its value from Common Stock or other securities of the Company.

The foregoing restrictions, including without limitation the immediately preceding sentence, shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in the open market after the completion of the offering, (b) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s immediate family, or affiliates of the undersigned, including its partners (if a partnership), members (if a limited liability company) or stockholders (if a corporation), or any trust for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned; provided that it shall be a condition to any transfer pursuant to this clause (b) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 90-day period referred to above, and (iii) the undersigned notifies B. Riley Securities, Inc. at least two business days prior to the proposed transfer or disposition, (c) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion, (d) transfers of securities by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; (e) transfers to the Company in connection with the “net” or “cashless” exercise of options or other rights to purchase Common Stock granted pursuant to an equity incentive plan, stock purchase plan or other similar arrangement currently in effect in satisfaction of any tax withholding obligations through cashless surrender or otherwise, other than a “broker-assisted” exercise, provided that any shares of Common Stock issued upon exercise of such option or other rights would remain subject to the terms of the lock-up agreement; (f) transfers to the Company or dispositions by employees of the Company to sell a sufficient number of shares of Common Stock to cover tax obligations arising from the vesting of restricted stock units; or (g) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, shall be made pursuant to a Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period (as the same may be extended pursuant to the provisions hereof); provided further, that the Company is not required to report the establishment of such Rule 10b5-1 Plan in any public report or filing with the Commission under the Exchange Act during the Lock-Up Period and does not otherwise voluntarily effect any such public filing or report regarding such Rule 10b5-1 Plan; (h) reporting of any dispositions of Common Stock pursuant to Section 16 under the Exchange Act made prior to the date of this offering and were eligible for delayed reporting on Form 5 pursuant to the rules and regulations of the Securities and Exchange Commission; and (i) any demands or requests for, exercises of any right with respect to, or taking of any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s shares of Common Stock, provided that no transfer of the undersigned’s shares of Common Stock registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s shares of Common Stock during the Lock-Up Period. For the purposes of this section, “immediate family” means any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin.

Exhibit A-2

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering through the Representative, if the Underwriters notify the Company that they do not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including, without limitation, market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, AST & Science, LLC and the Underwriters.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

This Lock-Up Letter Agreement and any transaction contemplated by this Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

Delivery of an executed Lock-Up Letter Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Lock-Up Letter Agreement shall automatically terminate upon the earlier to occur, if any, of (1) the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters or (2) December 31, 2022, in the event that the Underwriting Agreement has not been executed by that date.

[Signature page follows]

Exhibit A-3

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs and executors (in the case of individuals), personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:_______________________

Exhibit A-4